UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
November 12, 2009
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Rancho Santa Monica Developments, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

NEVADA
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(State or Other Jurisdiction of Incorporation)

000-51376 ----------------------------------------------	83-0414306 ----------------------------------------------
(Commission File Number)	(IRS Employer Identification No.)

802-610 Granville Street Vancouver, BC, Canada V6C 3T3
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(Address of Principal Executive Offices) (Zip Code)

(604) 689-5661
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(Registrant's Telephone Number, Including Area Code)

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)

On November 12, 2009, Board of Directors of the Registrant dismissed Seale & Beers, CPAs, its independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale & Beers, CPAs.

We initially retained Seale and Beers on August 6, 2009, but the firm has not performed any auditing or accounting services nor has it issued any audit or other reports on our financial statements. Accordingly, since we retained Seale and Beers, we had no disagreements with the firm, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

The registrant has requested that Seale & Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b)

On November 12, 2009, the registrant engaged GBH CPAs, PC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted GBH CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)

Not Applicable.

b)

Not Applicable.

c)

Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Seale & Beers, CPAs, dated November 13, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2009

By: /s/ Graham Alexander
Name: Graham Alexander
Title: Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer (Principal Executive Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Seale & Beers, CPAs, dated November 13, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K